0 1Q 26 E A R N N IN G S PR ES EN TA TI O N 1Q 2026 EARNINGS PRESENTATION May 6, 2026

1 DISCLAIMER 1Q 26 E A R N N IN G S PR ES EN TA TI O N FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs and changes in trade policy, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “anticipates,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to,” “positioned” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea, conflict in the Middle East (including, but not limited to, the war in Iran), changing trade policies, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to successfully integrate APA Solar, LLC into our existing operations and realize the anticipated benefits or synergies of the acquisition; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. NON-GAAP FINANCIAL INFORMATION This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss), Adjusted net income (loss) per common share, Adjusted general and administrative expense and Free cash flow. We define Adjusted gross profit as gross profit plus (i) amortization of developed technology and backlog (ii) acquisition-related expenses, and (iii) inventory valuation charge. We define Adjusted gross margin as Adjusted gross profit as a percentage of revenue. We define Adjusted EBITDA as net (loss) income to common stockholders plus (i) other (income), net, (ii) gain on extinguishment of debt, net, (iii) foreign currency (gain) loss, net, (iv) preferred dividends and accretion, (v) interest expense, (vi) income tax expense (benefit), (vii) depreciation expense, (viii) amortization of intangibles, (ix) amortization of developed technology and backlog, (x) equity-based compensation, (xi) change in fair value of contingent consideration, (xii) goodwill impairment, (xiii) certain legal expenses, (ixv) acquisition- related expenses, (xv) inventory valuation charge, and (xvi) other costs. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of revenue. We define Adjusted net income (loss) as net (loss) income to common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) Series A preferred stock accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) goodwill impairment, (viii) certain legal expenses, (ix) acquisition-related expenses, (x) inventory valuation charge, (xi) other costs, and (xii) income tax expense adjustments. We define Adjusted general and administrative expense as general and administrative expense less (i) equity-based compensation, (ii) certain legal expenses, (iii) acquisition-related expenses, and (iv) other costs. We define Free cash flow as Net cash (used in) provided by operating activities less purchase of property, plant and equipment. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We calculate net (loss) income per common share as net (loss) income to common stockholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted net income (loss) per common share as Adjusted net income (loss) (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We believe that these non-GAAP financial measures are provided to enhance the reader’s understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Among other limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss), Adjusted net income (loss) per common share, Adjusted general and administrative expense and Free cash flow do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments; do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations; do not reflect income tax expense or benefit; and other companies in our industry may calculate Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss), Adjusted net income (loss) per common share, Adjusted general and administrative expense and Free cash flow differently than we do, which limits their usefulness as comparative measures. Because of these limitations Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss), Adjusted net income (loss) per common share, Adjusted general and administrative expense and Free cash flow should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss), Adjusted net income (loss) per common share, Adjusted general and administrative expense and Free cash flow on a supplemental basis. You should review the reconciliation of gross profit to Adjusted gross profit and Adjusted gross margin, net (loss) income to Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss) and Adjusted net income (loss) per common share, General and administrative expense to Adjusted general and administrative expense and Net cash provided by operating activities to Free cash flow below and not rely on any single financial measure to evaluate our business. MARKET AND INDUSTRY DATA This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

# GENERATING ENERGY WITH INTEGRITY FOR A SUSTAINABLE WORLD

## ARRAY TECHNOLOGIES
### Leading the way to a brighter, smarter future

A **global leader** advancing the future of clean energy

Headquartered in **Albuquerque, New Mexico**

**1,200** employees globally

**30+ years** of serving the solar industry

**256** total active patents, **217** additional pending

**An industry leader** in energy yield, reliability, durability and quality

ARRAY solar trackers are engineered for **peak performance and long life**

One of **America's Most Responsible Companies**(1)

**Demonstrated track record of delivering power across the globe for 30+ years**


99 GW
TRACKERS DELIVERED GLOBALLY(2)

Putting passion into action

Respecting what's right

Problem solving through technology and teamwork

(1) Newsweek America's Most Responsible Companies 2024
(2) Cumulative shipments of trackers delivered globally, excludes APA Solar, LLC ("APA")

1Q26 EARNNINGS PRESENTATION
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3 1Q 26 E A R N N IN G S PR ES EN TA TI O N BUSINESS UPDATE Kevin G. Hostetler Chief Executive Officer — Neil Manning President & Chief Operating Officer

# 1Q 2026 FINANCIAL HIGHLIGHTS

1Q26 EARNNINGS PRESENTATION

## ▲ $223.4M
### REVENUE

**(1%)** vs 4Q25

**+15%** volume growth vs 4Q25

## ▲ $63.0M
### GROSS PROFIT

**+226%** growth vs 4Q25(1)

**28.2%** Gross Margin

**+1,960 bps** improvement vs 4Q25(1)

## ▲ $68.7M
### ADJUSTED GROSS PROFIT(2)

**+24%** growth vs 4Q25

**30.7%** Adj. Gross Margin(2)

**+620 bps** improvement vs 4Q25

## ▲ $28.8M
### ADJUSTED EBITDA(2)

**+157%** growth vs 4Q25

**12.9%** Adj. EBITDA Margin(2)

**+790 bps** improvement vs 4Q25

## ▲ $13.5M
### NET LOSS

**$8.8M ADJUSTED NET INCOME(2)**

**+$10.2M** Adj. Net Income(2) growth vs 4Q25

## ▲ $2.4B
### ORDERBOOK

***New Company Record***

**>95%** domestic, **~50%** Tier-1 customers

**~50%** increase in APA orderbook

OmniTrack™, SkyLink, Hail XP™, and APA account for **53%** of orderbook(3)

(1) 4Q25 reflects one-time inventory valuation charge of $29.5 million related to phase-out of STI H250™ inventory that is not SmarTrack® compatible
(2) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure
(3) New product introductions as % of orderbook

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5 COMMERCIAL HIGHLIGHTS Growing traction in new product introductions in $2.4B orderbook Delivering on innovative offerings – multiple deployments of SkyLink Contracts executed in 3 expansion countries across EMEA and LATAM in 1Q Hosted first ARRAY Days of the year, engaging with 50 customers Customer Quote from Moss/Duke on SkyLink “Array’s SkyLink system provides the flexibility needed without excess complexity. The eight linked-row architecture allows better layout optimization on complex sites. The wireless, zero trenching design is expected to reduce install time and improve reliability for years of operation. We are pleased that these advancements were made while maintaining the base design and functionality of the proven tracker system.” - Duke Energy 1Q 26 E A R N N IN G S PR ES EN TA TI O N1Q 2026 BUSINESS UPDATES NEW APA HEADQUARTERS 30,000 square foot facility uniting functional teams to drive collaboration and accelerate innovation cycles Campus includes research, testing, and training center for new product development, including a 5-acre solar site for new product innovation and customer education Expanded campus housing APA’s Foundations Center of Excellence to drive differentiated customer value through integrated offerings and strengthen technical interoperability with tracker solutions

# STRATEGIC PRIORITIES GUIDING PROFITABLE GROWTH AND GLOBAL SCALE

**Q1 execution delivered tangible progress across innovation, international expansion, and customer value creation**

## 1 INNOVATE OUR FUTURE

- **Introduced DuraTrack D2S™ internationally**, aligning to customer needs and reinforcing differentiated value proposition
- **APA integration on track**, extending product portfolio and strengthening foundation and tracker interoperability

## 2 ELEVATE INTERNATIONAL BUSINESS

- Contracted projects across **Turkey, Peru, and Colombia**, underpinning geographic diversification and pipeline momentum
- **Strengthened international** execution model, aligning regions around a common product platform

## 3 ADVANCE CUSTOMER-FIRST CULTURE

- **Record $2.4B orderbook** with ~2x book-to-bill, reflecting customer confidence and improving revenue visibility
- Technical Sales **improving customer engagement** and driving up win-rate

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# PREVIEWING DURATRACK D2S™

**Dual-row tracker solution with patented passive wind stow technology for international markets**

## PATENTED PASSIVE WIND STOW TECHNOLOGY

- Energy production benefit of up to 4%[1]

## LEADING TERRAIN ADAPTABILITY

- Incorporates OmniTrack™ terrain flexibility

## SMARTRACK® ENABLED

- Backtracking, Diffuse, & Hail and Snow Alert Response compatible

## RESILIENT POWER SUPPLY

- Powered by integrated PV panel with dependable battery backup

## FIRST COMMERCIAL INSTALLATION: SPAIN


ARRAY

*"ARRAY is a key partner to us, and as soon as they presented the DuraTrack D2S tracker we were eager to install it and install it fast! A **passive-stow tracker, in dual-row configuration, is what we were looking for.**"*

\- Salix Solar

***Available to quote June 2026***

(1) Third-party DNV Wind Stow Energy Loss Study, March 2024

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# GLOBAL COMMERCIAL MOMENTUM

**Momentum improved in Q126 as we strengthened regional execution, expanded qualified pipeline visibility, and progressed wins in key growth markets**

## NORTH AMERICA

- APA momentum continues to grow across both utility-scale fixed-tilt and A-frame
- Projects support both utility-scale and datacenter applications

## EMEA

- Rebuilding the book with key wins and momentum with global accounts
- Notable progress with OmniTrack™ in Turkey

## LATAM

- Expanded pipeline outside Brazil with strong interest in DuraTrack®/OmniTrack and LCOE value proposition
- Contracts executed in Peru and Colombia, reinforcing momentum in Andean growth markets

## APAC

- Large projects with strong partners enabling a leading market position
- Successful track record of local content projects in Australia

***Contracts executed in Peru, Colombia, and Turkey supporting a foundation for diversification and growth***

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# COMMERCIAL EXECUTION STRENGTH

1Q26 EARNINGS PRESENTATION

**Commercial execution improvements are reinforcing backlog quality, pricing discipline, and margin durability**

## INCREASED TECHNICAL AND PRODUCT-LED SELLING

- Increased focus on **LCOE-driven value selling**, not lowest-price wins
- Earlier and deeper **technical sales engagement** on complex projects
- Differentiated offerings (DuraTrack D2S™, OmniTrack™, APA foundations) **improving competitiveness beyond pricing**

## RECORD ORDERBOOK as of Q1'26


$1.8
$1.9
$2.2
$2.4
Q2'25
Q3'25
Q4'25[1]
Q1'26

## DRIVING MEASURABLE IMPROVEMENTS IN THE ORDERBOOK

- **~50%** of orderbook with Tier-1s & **>95%** domestic – ***confidence in execution***
- **53%** of orderbook from new products – ***effective new product development***
- **1.3X** book-to-bill trailing twelve months – ***continuing to capture share***
- **~80%** of orderbook expected to deliver in next 6 quarters – ***predictability in the mid-term***

(1) APA inclusion begin Q4'25 – record orderbook achieved with and without APA included in Q1'26

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10 H. Keith Jennings Chief Financial Officer FINANCIAL UPDATE 1Q 26 E A R N N IN G S PR ES EN TA TI O N

11 1Q 26 E A R N N IN G S PR ES EN TA TI O N1Q 2026 FINANCIAL HIGHLIGHTS Strong start to the year generating meaningful improvement in profit quarter over quarter $223.4 $226.0 $302.4 1Q26 4Q25 1Q25 Revenue $(0.09) $0.06 $(0.01) $0.13 1Q26 4Q25 1Q25 Diluted EPS Adj. EPS $63.0 $19.3 $76.4 $68.7 $55.4 $80.1 28.2% 8.6% 25.3% 30.7% 24.5% 26.5% 1Q26 4Q25 1Q25 Gross Profit (GAAP) Adj. Gross Profit Gross Margin (GAAP) Adj. Gross Margin $(13.5) $28.8 $11.2 $40.6 12.9% 5.0% 13.4% 1Q26 4Q25 1Q25 Net Income (Loss) Adj. EBITDA Adj. EBITDA Margin Quarter Over Quarter REVENUE (1%) ADJ. GP +24% ADJ. EBITDA +157% ADJ. EPS +764% Year Over Year REVENUE (26%) ADJ. GP (14%) ADJ. EBITDA (29%) ADJ. EPS (56% ) ($ m ill io ns ) ($ m ill io ns ) ($ m ill io ns ) (1) (1) (1) (1)(1) (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure $(161.2) $(1.06) $0.02 $2.3

12 1Q 2026 FINANCIAL RESULTS Strong results exceeded expectations in revenue, adjusted EBITDA(1) and adjusted EPS(1) Financial Highlights 1Q26 Adjusted Gross Margin(1) of 30.7%, improved by 620 bps from 4Q25, primarily due to stronger domestic volumes, cost out initiatives, and one-time items, including incremental 45X benefit and tariff recovery items 1Q26 Adjusted EBITDA(1) of $29M, sequentially up 157% vs 4Q25, primarily due to outperformance in domestic tracker business & margin improvements (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure ($ in millions, except EPS Data) 1Q26 4Q25 1Q25 Revenue $223.4 $226.0 $302.4 Gross margin 28.2% 8.6% 25.3% Net (loss) income to Common Stockholders ($13.5) ($161.2) $2.3 Diluted net (loss) income per share ($0.09) ($1.06) $0.02 Net cash (used in) provided by operating activities ($29.4) $43.6 ($13.1) Adjusted gross margin(1) 30.7% 24.5% 26.5% Adjusted EBITDA(1) $28.8 $11.2 $40.6 Adjusted EBITDA margin(1) 12.9% 5.0% 13.4% Adjusted net income (loss)(1) $8.8 ($1.3) $19.7 Adjusted net income (loss) per common share(1) $0.06 ($0.01) $0.13 Free Cash Flow(1) ($36.9) $36.2 ($15.4) 1Q 26 E A R N N IN G S PR ES EN TA TI O N

# REAFFIRMING 2026 FULL YEAR GUIDANCE

## FULL YEAR ENDING DECEMBER 31, 2026

| | |
|---|---|
| **Revenue** | $1.4B - $1.5B |
| **Adjusted EBITDA[(1)]** | $200M - $230M |
| **Adjusted Net Income Per Common Share[(1)]** | $0.65 - $0.75 |

*Assumptions:*

- *FY Adjusted Gross Margin[(1)]: 26% - 27%*
- *FY Adjusted G&A[(1)]: Approx. 12% of revenue*
- *Free Cash Flow[(1)] conversion as % of Adjusted EBITDA: Similar to 2025*

## 2Q26 ENDING JUNE 30, 2026

| | |
|---|---|
| **Revenue** | $300M - $320M |

(1) A reconciliation of projected adjusted gross profit, adjusted gross margin, adjusted EBITDA, adjusted net income (loss) per common share, adjusted G&A, and free cash flow, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, "non-GAAP adjustments"). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2026 guidance, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results.

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# DISCIPLINED EXECUTION SUPPORTING SUSTAINABLE VALUE CREATION

1Q26 EARNNINGS PRESENTATION

## Capitalizing on attractive long-term solar growth

- Utility-scale solar remains the lowest-cost of new electricity generation globally[1]
- Positioned to benefit from durable demand drivers, including electrification, AI datacenter growth, and energy transition

## Driving customer value through differentiated technology

- Proven, high-quality tracking solutions designed for reliability, performance, and lifecycle value
- Integrated platform across hardware, software, and foundations expands total addressable market
- New products represent more than half of orderbook, reflecting strong customer adoption

## Expanding global platform and strong commercial momentum

- Strong orderbook momentum entering 2026 supports revenue visibility and long-term growth
- Scaled global footprint with expanding presence across key international markets, including Turkey, Peru, and Colombia
- Standardized product platform enables repeatable execution and share gains, while growing backlog supports long-term revenue visibility

## Executing for long-term value creation

- Disciplined cost structure and margin expansion initiatives underway, including APA procurement and 45X synergies
- Strong cash flow generation driven by working capital efficiency
- Balanced capital allocation supporting growth, deleveraging, and long-term returns

(1) Lazard Levelized Cost of Energy report June 2025

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15 APPENDIX 1Q 26 E A R N N IN G S PR ES EN TA TI O N

# CONDENSED CONSOLIDATED BALANCE SHEETS

| Array Technologies, Inc. | As of | |
|---|---|---|
| *(in thousands, except per share and share amounts) (Unaudited)* | March 31, 2026 | December 31, 2025 |
| **Assets** | | |
| Current Assets | | |
| Cash and cash equivalents | $ 200,702 | $ 244,388 |
| Restricted cash | 1,291 | 1,596 |
| Accounts receivable, net | 292,327 | 271,578 |
| Inventories, net | 167,973 | 150,374 |
| Prepaid expenses and other | 217,126 | 201,108 |
| Total current assets | 879,419 | 869,044 |
| | | |
| Property, plant and equipment, net | 62,136 | 58,225 |
| Lease assets | 94,531 | 97,088 |
| Goodwill | 135,173 | 135,173 |
| Other intangible assets, net | 224,921 | 238,579 |
| Deferred income tax assets | 24,735 | 23,965 |
| Other assets | 54,112 | 29,718 |
| Total assets | $ 1,475,027 | $ 1,451,792 |
| | | |
| **Liabilities, Redeemable Perpetual Preferred Stock and Stockholders' Equity** | | |
| Current Liabilities | | |
| Accounts payable | $ 142,172 | $ 143,994 |
| Accrued expenses | 62,777 | 54,289 |
| Income tax payable | 5,685 | 4,687 |
| Deferred revenue | 138,527 | 128,433 |
| Current portion of contingent consideration | 10,248 | 14,551 |
| Current portion of warranty liability | 12,018 | 10,844 |
| Current portion of lease liabilities | 7,587 | 7,662 |
| Current portion of debt | 9,464 | 10,315 |
| Other current liabilities | 1,925 | 2,237 |
| Total current liabilities | 390,403 | 377,012 |
| | | |
| Deferred income tax liabilities | 21,307 | 22,133 |
| Other long-term liabilities | 32,187 | 25,838 |
| Contingent consideration, net of current portion | 11,882 | 12,739 |
| Warranty liability, net of current portion | 5,209 | 5,466 |
| Lease liabilities, net of current portion | 89,197 | 89,552 |
| Long-term debt, net of current portion | 656,958 | 658,664 |
| Total liabilities | 1,207,143 | 1,191,404 |
| | | |
| Commitments and contingencies | | |
| | | |
| Series A Redeemable Perpetual Preferred Stock: $0.001 par value; 500,000 authorized; 498,498 and 490,829 issued, respectively; liquidation preference of $498.5 million and $493.1 million at each date, respectively | 482,265 | 466,728 |
| | | |
| Stockholders' equity | | |
| Preferred stock of $0.001 par value - 4,500,000 shares authorized; none issued at respective dates | - | - |
| Common stock of $0.001 par value - 1,000,000,000 shares authorized; 153,734,045 and 152,779,614 shares issued at respective dates | 155 | 152 |
| Additional paid-in capital | 214,485 | 226,848 |
| Accumulated deficit | (420,862) | (422,859) |
| Accumulated other comprehensive loss | (8,159) | (10,481) |
| Total stockholders' equity | (214,381) | (206,340) |
| Total liabilities, redeemable perpetual preferred stock and stockholders' equity | $ 1,475,027 | $ 1,451,792 |

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17 1Q 26 E A R N N IN G S PR ES EN TA TI O NCONDENSED CONSOLIDATED STATEMENT OF OPERATIONS Array Technologies, Inc. Three Months Ended March 31, (in thousands, except per share amounts) (Unaudited) 2026 2025 Revenue $ 223,412 $ 302,363 Cost of revenue Cost of product and service revenue 154,794 222,296 Amortization of developed technology and backlog 5,614 3,639 Total cost of revenue 160,408 225,935 Gross profit 63,004 76,428 Operating expenses General and administrative 50,404 43,945 Change in fair value of contingent consideration (2,586) (150) Depreciation and amortization 8,077 5,349 Total operating expenses 55,895 49,144 Income from operations 7,109 27,284 Interest income 2,387 3,319 Interest expense (5,563) (8,035) Foreign currency gain, net 161 689 Other income, net 31 23 Total other expense, net (2,984) (4,004) Income before income tax expense 4,125 23,280 Income tax expense 2,128 6,534 Net income 1,997 16,746 Preferred dividends and accretion 15,537 14,443 Net (Loss) income to common stockholders $ (13,540) $ 2,303 (Loss) income per common share Basic $ (0.09) $ 0.02 Diluted $ (0.09) $ 0.02 Weighted average number of common shares outstanding Basic 152,956 152,076 Diluted 152,956 152,783

18 1Q 26 E A R N N IN G S PR ES EN TA TI O NCONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS Array Technologies, Inc. Three Months Ended March 31, (in thousands) (Unaudited) 2026 2025 Operating activities Net income $ 1,997 $ 16,746 Adjustments to net income: Provision for bad debts 195 1,671 Deferred tax (benefit) expense (1,596) 1,024 Depreciation and amortization 9,751 5,932 Amortization of developed technology and backlog 5,614 3,639 Amortization of debt discount and issuance costs 876 1,506 Equity-based compensation 3,941 2,798 Change in fair value of contingent consideration (2,586) (150) Warranty provision 3,341 1,720 Inventory reserve (526) 839 Other non-cash 161 - Changes in working capital, net (50,589) (48,784) Net cash used in operating activities (29,421) (13,059) Investing activities Purchase of property, plant and equipment (7,511) (2,352) Net cash used in investing activities (7,511) (2,352) Financing activities Proceeds from issuance of other debt 24,218 7,862 Repayments of other debt (27,412) (7,294) Repayments of term loan facility - (1,075) Contingent consideration payments (2,574) (1,204) Other financing (1,844) (14) Net cash used in financing activities (7,612) (1,725) Effect of exchange rate changes on cash and cash equivalent balances 553 2,488 Net change in cash and cash equivalents and restricted cash (43,991) (14,648) Cash and cash equivalents, and restricted cash beginning of period 245,984 364,141 Cash and cash equivalents and restricted cash, end of period $ 201,993 $ 349,493

19 1Q 26 E A R N N IN G S PR ES EN TA TI O NADJUSTED GROSS PROFIT RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands, except percentages) (Unaudited) March 31, 2026 December 31, 2025 March 31, 2025 Revenue $ 223,412 $ 226,044 $ 302,363 Cost of revenue 160,408 206,714 225,935 Gross profit 63,004 19,330 76,428 Gross margin 28.2% 8.6% 25.3% Amortization of developed technology and backlog 5,614 5,807 3,639 Acquisition-related expenses(a) 40 762 - Inventory valuation charge(b) - 29,516 - Adjusted gross profit 68,658 55,415 80,067 Adjusted gross margin 30.7% 24.5% 26.5% a) Represents acquisition-related fair value adjustments to Property, plant, and equipment. b) Represents inventory valuation charge related to phase-out of STI H250TM inventory that is not SmartTrack® compatible.

# ADJUSTED G&A RECONCILIATION

| **Array Technologies, Inc.** | **Three Months Ended** | | | | | |
|---|---|---|---|---|---|---|
| *(in thousands) (Unaudited)* | **March 31, 2026** | | **December 31, 2025** | | **March 31, 2025** | |
| General and administrative expense | $ | 50,404 | $ | 57,465 | $ | 43,945 |
| Equity-based compensation | | (3,941) | | (4,228) | | (2,798) |
| Certain legal expenses[(a)] | | - | | - | | (1,083) |
| Acquisition-related expenses[(b)] | | (4,997) | | (5,226) | | - |
| Other costs[(c)] | | - | | (2,267) | | - |
| Adjusted general and administrative expense | $ | 41,466 | $ | 45,744 | $ | 40,064 |

a) *Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. On March 24, 2026, the Second Circuit issued a summary order affirming the district court's dismissal of such action with prejudice, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

b) *Represents acquisition-related expenses.*

c) *For the three months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.*

1Q26 EARNINGS PRESENTATION

ARRAY
20

# ADJUSTED EBITDA RECONCILIATION

| Array Technologies, Inc. | | Three Months Ended | | | |
|---|---|---|---|---|---|
| *(in thousands) (Unaudited)* | March 31, 2026 | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 |
| Net income (loss) | $ 1,997 | $ (145,746) | $ 33,503 | $ 43,262 | $ 16,746 |
| Preferred dividends and accretion | 15,537 | 15,422 | 15,144 | 14,788 | 14,443 |
| Net (loss) income to common stockholders | $ (13,540) | $ (161,168) | $ 18,359 | $ 28,474 | $ 2,303 |
| Other income, net | (2,418) | (752) | (3,045) | (3,721) | (3,342) |
| Gain on extinguishment of debt, net | - | - | - | (14,207) | - |
| Foreign currency (gain) loss, net | (161) | (16) | 6 | (1,343) | (689) |
| Preferred dividends and accretion | 15,537 | 15,422 | 15,144 | 14,788 | 14,443 |
| Interest expense | 5,563 | 5,482 | 5,046 | 8,768 | 8,035 |
| Income tax expense (benefit) | 2,128 | (7,074) | 9,941 | 13,617 | 6,534 |
| Depreciation expense | 2,364 | 2,336 | 1,537 | 1,178 | 1,043 |
| Amortization of intangibles | 7,388 | 7,508 | 6,199 | 5,078 | 4,889 |
| Amortization of developed technology and backlog | 5,614 | 5,807 | 4,434 | 3,640 | 3,639 |
| Equity-based compensation | 3,941 | 4,228 | 4,647 | 3,898 | 2,798 |
| Change in fair value of contingent consideration | (2,586) | (837) | 1,014 | 150 | (150) |
| Goodwill impairment | - | 102,560 | - | - | - |
| Certain legal expenses[a] | - | - | - | 149 | 1,083 |
| Acquisition-related expenses[b] | 4,997 | 5,960 | 8,912 | 3,087 | - |
| Inventory valuation charge[c] | - | 29,516 | - | - | - |
| Other costs[d] | - | 2,267 | - | - | - |
| Adjusted EBITDA | $ 28,827 | $ 11,239 | $ 72,194 | $ 63,556 | $ 40,586 |
| *Adjusted EBITDA margin* | *12.9%* | *5.0%* | *18.3%* | *17.5%* | *13.4%* |

*a) Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. On March 24, 2026, the Second Circuit issued a summary order affirming the district court's dismissal of such action with prejudice, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

*b) Represents acquisition-related expenses.*

*c) Represents inventory valuation charge related to phase-out of STI H250™ inventory that is not SmartTrack® compatible.*

*d) For the three months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.*

1Q26 EARNNINGS PRESENTATION
ARRAY
21

# ADJUSTED NET INCOME RECONCILIATION

| Array Technologies, Inc. | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| *(in thousands, except per share amounts) (Unaudited)* | March 31, 2026 | | December 31, 2025 | | March 31, 2025 | |
| Net income (loss) | $ | 1,997 | $ | (145,746) | $ | 16,746 |
| Preferred dividends and accretion | | 15,537 | | 15,422 | | 14,443 |
| Net (loss) income to common stockholders | $ | (13,540) | $ | (161,168) | $ | 2,303 |
| Amortization of intangibles | | 7,388 | | 7,508 | | 4,889 |
| Amortization of developed technology and backlog | | 5,614 | | 5,807 | | 3,639 |
| Amortization of debt discount and issuance costs | | 876 | | 880 | | 1,393 |
| Series A Preferred Stock accretion | | 7,868 | | 7,707 | | 7,241 |
| Equity-based compensation | | 3,941 | | 4,228 | | 2,798 |
| Change in fair value of contingent consideration | | (2,586) | | (837) | | (150) |
| Goodwill impairment | | - | | 102,560 | | - |
| Certain legal expenses [a] | | - | | - | | 1,083 |
| Acquisition-related expenses[b] | | 5,061 | | 6,024 | | - |
| Inventory valuation charge[c] | | - | | 29,516 | | - |
| Other costs[d] | | - | | 2,267 | | - |
| Income tax expense of adjustments [e] | | (5,790) | | (5,811) | | (3,474) |
| Adjusted net income (loss) | $ | 8,832 | $ | (1,319) | $ | 19,722 |
| | | | | | | |
| (Loss) Income per common share | | | | | | |
| Basic | $ | (0.09) | $ | (1.06) | $ | 0.02 |
| Diluted | $ | (0.09) | $ | (1.06) | $ | 0.02 |
| Weighted average number of common shares outstanding | | | | | | |
| Basic | | 152,956 | | 152,752 | | 152,076 |
| Diluted | | 152,956 | | 152,752 | | 152,783 |
| | | | | | | |
| Adjusted net income (loss) per common share | | | | | | |
| Basic | $ | 0.06 | $ | (0.01) | $ | 0.13 |
| Diluted | $ | 0.06 | $ | (0.01) | $ | 0.13 |
| Weighted average number of common shares outstanding | | | | | | |
| Basic | | 152,956 | | 152,752 | | 152,076 |
| Diluted | | 155,485 | | 152,752 | | 152,783 |

*a) Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. On March 24, 2026, the Second Circuit issued a summary order affirming the district court's dismissal of such action with prejudice, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

*b) Represents acquisition-related expenses and fair value adjustments to Property, plant, and equipment.*

*c) Represents inventory valuation charge related to phase-out of STI H250™ inventory that is not SmarTrack® compatible.*

*d) For the three months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter.*

*e) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax.*

1Q26 EARNNINGS PRESENTATION

ARRAY

22

23 1Q 26 E A R N N IN G S PR ES EN TA TI O NFREE CASH FLOW RECONCILIATION Array Technologies, Inc. Three Months Ended (in thousands) (Unaudited) March 31, 2026 December 31, 2025 March 31, 2025 Net cash (used in) provided by operating activities $ (29,421) $ 43,640 $ (13,059) Purchase of property, plant and equipment (7,511) (7,476) (2,352) Free cash flow $ (36,932) $ 36,164 $ (15,411)

24 1Q 26 E A R N N IN G S PR ES EN TA TI O NLEVERAGE & LIQUIDITY Total available liquidity of ~�550M with Net Debt leverage of 2.7X LIQUIDITY ($ millions) As of March 31, 2026 Cash & Cash Equivalents $200.7 RCF $370.0 Less LC hold(3) ($27.9) Available Liquidity $542.8 (1) Trailing Twelve Months (TTM) Adj EBITDA of $176M as of March 31, 2026 (2) Represents outstanding principals of respective instruments (3) LC hold does not represent a balance sheet commitment and; therefore, is not considered part of net debt; however, LC hold in excess of $50 million will be reflected in covenant test. (4) Net Debt defined as Total Debt less Cash & Cash Equivalents LEVERAGE Corporate Ratings: B1 (Stable) / B+ (stable) ($ millions) As of March 31, 2026 Amount xEBITDA(1) Cash & Cash Equivalents $200.7 Revolving Credit Facility (RCF) ($370)(2) $0.0 Total Secured Debt $0.0 NA Net First Lien Leverage ($200.7) Convertible Notes due 2028(2) $325.0 Convertible Notes due 2031(2) $345.0 Other Debt $9.5 Total Debt $679.5 3.9X Net Debt(4) $478.8 2.7X

25 1Q 26 E A R N N IN G S PR ES EN TA TI O N THANK YOU investors@arraytechinc.com